                  NINETEENTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This NINETEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is dated as of May 21, 2002, and is entered into by and among UNIONTOOLS, INC., a Delaware corporation ("BORROWER"), ACORN PRODUCTS, INC., a Delaware corporation ("HOLDINGS"), HAWTHORNE TOOLS, INC., f/k/a H.B. Sherman Manufacturing Company, a Missouri corporation ("H.B. SHERMAN"), PINETREE TOOLS, INC., f/k/a Uniontools Irrigation, Inc., a Delaware corporation formerly known as UnionTools Watering Products, Inc. ("IRRIGATION" and together with Borrower, Holdings and H.B. Sherman collectively, the "LOAN PARTIES"), HELLER FINANCIAL, INC., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("AGENT"), and the Lenders which are signatories hereto.

         WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of May 20, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated November 24, 1997, Second Amendment to Credit Agreement dated as of May 22, 1998, Third Amendment to Amended and Restated Credit Agreement dated as of October 29, 1998, Fourth Amendment to Amended and Restated Credit Agreement dated as of February 26, 1999, Fifth Amendment to Amended and Restated Credit Agreement dated as of June 10, 1999, Sixth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, Consent and Seventh Amendment to Amended and Restated Credit Agreement dated as of March 31, 2000, Eighth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2001, Ninth Amendment to Amended and Restated Credit Agreement dated as of May 7, 2001, Tenth Amendment to Amended and Restated Credit Agreement dated as of May 14, 2001, Eleventh Amendment to Amended and Restated Credit Agreement dated as of May 21, 2001, Twelfth Amendment to Amended and Restated Credit Agreement dated as of June 4, 2001, Thirteenth Amendment to Amended and Restated Credit Agreement dated as of June 15, 2001, Fourteenth Amendment to Amended and Restated Credit Agreement dated as of June 26, 2001, Fifteenth Amendment to Amended and Restated Credit Agreement dated as of July 6, 2001. Sixteenth Amendment to Amended and Restated Credit Agreement dated as of July 13, 2001 ("SIXTEENTH AMENDMENT"), Seventeenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2001 and Eighteenth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2001 (all the amendments enumerated above, the "AMENDMENTS"; The Amended and Restated Credit Agreement, as amended by the Amendments and from time to time hereafter amended, supplemented or otherwise modified, the "CREDIT AGREEMENT");

         WHEREAS, Events of Default have occurred and continue as a result of Borrower's breach of (i) subsection 3(C)(f) of the Sixteenth Amendment which requires that Borrower or Holdings, as applicable, deliver to Agent on or before the date that is 45 days following the receipt by Borrower of an acceptable Letter of Intent (as defined therein), a definitive, binding purchase and sale agreement for the sale and purchase of Borrower or substantially all of Borrower's assets on terms substantially the same as set forth in such Letter of Intent, and (ii)

Borrower's failure to repay the Obligations in full on April 30, 2002 in accordance with the terms of the Credit Agreement (collectively, the "EXISTING EVENTS OF DEFAULT").

         WHEREAS, the Borrower has requested and Lenders have agreed to make certain additional modifications to the Credit Agreement as hereinafter set forth, subject to the conditions and terms contained herein.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, the Recitals set forth above (which are incorporated herein by this reference thereto) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENTS. Effective upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of Borrower and Subsidiaries set forth in the Loan Documents and in this Agreement, the Credit Agreement is hereby amended and Borrower, Agent and the Lenders agree as follows:

         (A) The parties hereto agree to extend the Expiry Date to June 30, 2002 from April 30, 2002 and, accordingly, Section 10.1 of the Credit Agreement is hereby amended by deleting the date "April 30, 2002" appearing in the definition of "Expiry Date" and replacing it with the date "June 30, 2002".

         (B) Borrower acknowledges and agrees that the success fee set forth in section 3 of the Sixteenth Amendment (the "SUCCESS FEE") has, as of the date hereof, been fully earned by Lenders in accordance with the terms thereof and that, notwithstanding the foregoing, the parties hereto desire to amend, clarify and confirm the amount and the terms of the payment of the Success Fee. Specifically, Agent and Lenders have agreed to accept the immediate payment of $2,000,000 in full, complete and final payment of the Success Fee. Accordingly, notwithstanding subsection 3(D) of the Sixteenth Amendment to the contrary, Borrower hereby agrees and covenants to Agent and Lenders to pay to Agent for the ratable benefit of the Lenders a non-refundable success fee equal to $2,000,000 which Success Fee shall be due and payable in full, in cash upon execution and delivery of this Amendment. Borrower agrees and acknowledges that said Success Fee is fully earned, due and payable as of the date hereof. The provisions of this subsection 2(B) supercede and replace, in their entirety, the provisions of Section 3(D) of the Sixteenth Amendment, which provisions shall have no further force or effect.

         (C) The parties hereto hereby agree to eliminate the $500,000 Borrowing Base Reserve Amount. Accordingly, the definition of "Borrowing Base Reserve Amount" appearing in Section 10.1 is hereby amended by deleting said definition in its entirety and substituting the following new definition therefor:

              "Borrowing Base Reserve Amount" means zero dollars ($0.00)."

         (D) Subsection 1.1(C) of the Credit Agreement is hereby amended by deleting the last date, "April 30, 2002", appearing in the table of Scheduled Loan Installments thereof and substituting the date "June 30, 2002" therefor.

         (E) Section 4.1 of the Credit Agreement is hereby deleted in its entirety and the following new section 4.1 is hereby substituted therefore:

              "4.1 CAPITAL EXPENDITURE LIMITS. Borrower shall not permit the aggregate amount of all Capital Expenditures of Holdings and its Subsidiaries on a consolidated basis to exceed (i) $1,500,000 in the Borrower's fiscal year ending December 31, 2001, and (ii) $750,000 from January 1, 2002 to the June 30, 2002 (the "Capex Limit"). "Capital Expenditures" will be calculated as illustrated on Exhibit 4.10(C)."

         (F) Upon effectiveness of this Amendment, interest on the Loans and other Obligations shall no longer accrue at the default rate of interest pursuant to subsection 1.2(D) of the Credit Agreement.

         3. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  A. Each Loan Party shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

                  B. Borrowers shall (i) within ten (10) Business Days of demand by Agent, pay to Agent the reasonable fees and expenses of Agent incurred in connection with the negotiation and documentation of this Amendment, including, without limitation, all reasonable attorneys' fees, and (ii) concurrently with the delivery and execution by the Borrower of this Amendment, pay to Agent for the ratable benefit of the Lenders, the Success Fee.

                  C. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel; and

                  D. No Default or Event of Default shall have occurred and be continuing.

4. WAIVER. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 above, and in reliance upon the representations and warranties of Borrower set forth in the Credit Agreement and in this Amendment, Agent and Lenders hereby waive the Existing Events of Default. The execution and delivery of this Amendment does not constitute a waiver by Agent or any Lender of any Default or Event of Default other than the Existing Events of Default, whether such Defaults or Events of Default now exist or hereafter occur. This Amendment does not (i) constitute a waiver of any term or provision of the Credit

Agreement or the other Loan Documents, except with respect to the Existing Events of Default, or (ii) constitute a waiver by Agent or any Lender of any of its other rights or remedies under the Loan Documents (all such rights and remedies being expressly reserved), or (iii) establish a custom or a course of dealing or conduct between Agent, any Lender and Borrower.

         5. RELEASE In consideration of Agent's and Lenders' execution of this Amendment and for other good and valuable consideration, receipt of which is hereby acknowledged, (a) each Loan Party hereby acknowledges that it has no defense, counterclaim, offset, cross-complaint, claim, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to pay or perform any of the Obligations, or to pay or perform any of its other obligations with respect to any other loans or other extensions of credit or financial accommodations made available to or for its account by Lenders or Agent, or to seek affirmative relief or damages of any kind or nature from Lenders or Agent, and (b) each Loan Party, on its own behalf and on behalf of its employees, agents, officers, directors, successors, and assigns, does hereby fully, unconditionally, and irrevocably forever relieve, relinquish, release, waive, discharge, and hold harmless the Agent and each Lender and its current and former shareholders, directors, officers, employees, agents, attorneys, successors, and assigns of and from any and all claims, debts, actions, causes of action, liabilities, demands, obligations, promises, acts, agreements, costs, expenses (including but not limited to reasonably attorneys' fees) and damages of whatsoever kind and nature, whether now known or unknown, based upon, resulting from, arising out of, or in connection with the Credit Agreement, the Agent's and each Lender's administration of the Loans or the Credit Agreement (including, without limitation, the actions or inactions, taken by the Agent or any Lender in connection therewith), the Loans or other extensions of credit or financial accommodations made by the Lenders from time to time to or for the account of the Borrower or any Subsidiary thereof, including, without limitation, any Loans made under the Credit Agreement or in any way connected with or relating to any other instrument or document executed or delivered in connection therewith and/or the administration or collection thereof and/or collateral therefor or guaranties thereof.

         6. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, each Loan Party represents and warrants to Agent and Lenders as follows:

                  A. The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Loan Party and that this Amendment has been duly executed and delivered by each Loan Party; and

                  B. Each of the representations and warranties set forth in
         Section 5 of the Credit Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         7. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         8. REFERENCES. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         10. RATIFICATION. Each Loan Party hereby consents to the execution and delivery of this Amendment. Each Loan Party hereby agrees that except as amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and each other Loan Document, all as amended by this Amendment, and acknowledges that other than as specifically set forth herein, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents. Agent's and each Lender's agreement to the terms of this Amendment or any other amendment shall not be deemed to establish or create a custom or course of dealing between Agent or Lenders, on the one hand, and any Loan Party, on the other hand.

         11. FURTHER ASSURANCES AND FEES AND EXPENSES. Each Loan Party covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent in order to effectuate fully the intent of this Amendment. The Borrower shall pay all fees and expenses incurred in the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and expenses of counsel for Agent and the Lenders.

                    Balance of Page Intentionally Left Blank
                             Signature Page Follows

         IN WITNESS WHEREOF, the parties hereto have caused this Nineteenth Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

UNIONTOOLS, INC., a Delaware corporation                         ACORN PRODUCTS, INC., a Delaware corporation


By:  /s/ John G. Jacob                                           By:  /s/ John G. Jacob
   ----------------------------------------------                   -----------------------------------------
Title:  Vice President and CFO                                   Title:  Vice President and CFO
      -------------------------------------------                      --------------------------------------

HAWTHORNE TOOLS, INC., a Missouri corporation                    PINETREE TOOLS, INC., a Delaware corporation


By:  /s/ John G. Jacob                                           By:  /s/ John G. Jacob
   ------------------------------------------------                 -----------------------------------------
Title:  Vice President and CFO                                   Title:  Vice President and CFO
      ---------------------------------------------                    --------------------------------------

HELLER FINANCIAL, INC., as Agent and a Lender                    FLEET BUSINESS CREDIT CORP.,
                                                                 formerly known as Sanwa Business Credit
                                                                 Corporation


By:  /s/ Robert Pierce                                           By:  /s/ Nancy Loots
   ----------------------------------------------                   -----------------------------------------
Title:  Duly Authorized Signatory                                Title:  Vice President
      -------------------------------------------                      --------------------------------------

FLEET CAPITAL CORPORATION                                        PNC BANK, NATIONAL ASSOCIATION

By:  /s/ Nancy Loots                                             By:  /s/ William C. Miles
   ----------------------------------------------                    ----------------------------------------
Title:  Vice President                                           Title:  Vice President
      -------------------------------------------                      --------------------------------------


FIRSTAR BANK, N.A.                                               ARK CLO 2000-1 LIMITED

                                                                 By: Patriarch Partners, LLC
                                                                 Its: Attorney-in-fact


By:  /s/ Douglas W. Worden                                       By:  /s/ Lynn Tilton
   ----------------------------------------------                   -----------------------------------------
Title:  Assistant Vice President                                 Title:  Authorized Signatory
      -------------------------------------------                      --------------------------------------

                            CONSENT AND REAFFIRMATION
                            -------------------------

         The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Nineteenth Amendment to Amended and Restated Credit Agreement; (ii) agrees to be bound thereby, as a participant under the credit facility evidenced by said Amended and Restated Credit Agreement, and (iii) affirms that nothing contained therein shall modify in any respect whatsoever the obligations of undersigned to, or rights and remedies of, Agent and Lenders pursuant to the terms of that certain Subordinated Participation Agreement (the "Subordination Agreement") entered into as of the 28th day of October, 1999, by and among Heller Financial, Inc. in its individual capacity ("Heller") and (if applicable pursuant to Section 11.17 thereof) certain other "Lender(s)" under the Credit Agreement (each, individually (including Heller), a "Seller" and collectively, the "Sellers") and Heller Financial, Inc. in its capacity as Agent under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Agent") and OCM Principal Opportunities Fund, L.P. and TCW Special Credits, as general partner and/or investment manager of the funds and accounts set forth on Schedule IA hereof (collectively, the "Purchasers") and reaffirms that the Subordination Agreement is and shall continue to remain in full force and effect. Without limiting the generality of the foregoing, Purchasers hereby consent and agree to the subordination of their interests in and under the Term Loan to the payment of the Success Fee to the Lenders (other than the undersigned). Although Purchasers have been informed of the matters set forth herein and have acknowledged and agreed to same, the execution and delivery by Purchasers of this Consent and Reaffirmation does not create any obligation on the part of Agent and Lenders to inform Purchasers of such matters in the future or to seek Purchaser's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

        Balance of Page Intentionally Left Blank - Signature Page Follows

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Nineteenth Amendment, and by their execution hereof agree and consent to the provisions set forth above.



                                       OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                                       By:  Oaktree Capital Management, LLC
                                       Its:  General Partner



                                       By:    /s/ Stephen A. Kaplan
                                          -------------------------------------
                                              Stephen A. Kaplan
                                              Principal



                                       By:  /s/ Vincent J. Cebula
                                          -------------------------------------
                                              Vincent J. Cebula
                                              Managing Director

                                       TCW SPECIAL CREDITS, as general partner
                                       and investment manager of the funds and
                                       accounts set forth on Schedule I


                                       By:  TCW Asset Management Company
                                       Its:  Managing General Partner



                                       By:    /s/ Richard Masson
                                          -------------------------------------
                                             Richard Masson
                                             Authorized Signator


                                       By:    /s/ Matthew Barrett
                                          -------------------------------------
                                             Matthew Barrett
                                             Authorized Signator

                    SCHEDULE IA TO CONSENT AND REAFFIRMATION

TCW SPECIAL CREDITS FUND IIIB

TCW SPECIAL CREDITS TRUST IIIB

THE COMMON FUND FOR BOND INVESTMENTS, INC.

DELAWARE STATE EMPLOYEES' RETIREMENT FUND

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST (TCW)

TCW SPECIAL CREDITS TRUST

TCW SPECIAL CREDITS TRUST IV

TCW SPECIAL CREDITS TRUST IV-A

TCW SPECIAL CREDITS FUND IV

TCW SPECIAL CREDITS PLUS FUND